FCI Bond Fund
FCI Equity Fund

Supplement to the Statement of Additional Information dated January 29, 2010

FUND INVESTMENTS

The following is added at the beginning of subsection H, immediately before “Real Estate Investment Trusts” under “Additional Information About the Funds’ Investments And Risk Considerations:

H.              Income Trusts. Each Fund may invest in income trusts, including real estate investment trusts, business trusts and oil royalty trusts.  Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders.  The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions.  These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date.  These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Business Trusts.  A business trust is an income trust where the principal business of the underlying corporation or other entity is in the lending, manufacturing, service or general industrial sectors.  It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future.  Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities.  One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, shipping and transportation, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing.  Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability.  Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Oil Royalty Trusts.  A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital.  The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders.  Units of the royalty trust represent an economic interest in the underlying assets of the trust.

Each Fund may invest in oil royalty trusts that are traded on the stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies.  Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions).  As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.  Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation.  However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on the oil prices.  Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions.  A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts.  Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector.   In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values.  Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future.  The Advisor expects that the combination of global demand growth and depleting reserves, together with current geopolitical instability, will continue to support strong crude oil prices over the long term.  However, there is no guarantee that these prices will not decline.  Declining crude oil prices may cause a Fund to incur losses on its investments.  In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability.  Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago.  Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

When a Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks which are more fully described herein.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Funds’ prospectus, each as supplemented from time to time. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-627-8504.

Supplement dated January 3, 2011